UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

WETOUCH TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41957	20-4080330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.29, Third Main Avenue, Shigao Town, Renshou County,

Meishan, Sichuan, China 620500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 28-37390666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WETH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Extension of Compliance Period

As previously disclosed, On April 21, 2025, May 27, 2025, and August 21, 2025, WETOUCH TECHNOLOGY INC. (the “Company”), received the notices (the “Delinquency Notification”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating the Company did not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1) (the “Rule”) because it failed to timely file its Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), Form 10-Q for the period ended March 31, 2025  (the “1st Form 10-Q”), and Form 10-Q for the period ended June 30, 2025  (the “2nd Form 10-Q”, together with the 1st Form 10-Q, collectively, the “Delinquent Reports”).

The Company submitted compliance plans to the Staff on June 18, 2025, and August 28, 2025.

On September 11, 2025, the Company filed its Form 10-K for the period ending December 31, 2024.

On September 15, 2025, the Company received a letter from Nasdaq, notifying the Company of its review of the Company’s compliance plans and granted an extension for the Company to submit the Delinquent Reports by October 13, 2025.

The Company is working diligently to complete its Delinquent Reports and intends to file them as promptly as practicable to regain compliance with the Listing Rule.

Regain Bid Price Compliance

As previously disclosed, on July 15, 2025, the Company received a letter (the “Notice”) from the Staff of Nasdaq notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below $1.00 per share, the minimum closing bid price required by the continued listing requirements of Nasdaq. The Company had a period of 180 calendar days, or until January 12, 2026, to regain compliance with the Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

On September 15, 2025, the Company received a letter from Nasdaq notifying the Company that the Staff had determined that the closing price of the Company’s common stock was $1.00 or greater for the requisite period of time and that the Company had regained compliance with Listing Rule 5550(a)(2) and that the matter was now closed. The Company is now in full compliance with all continued listing standards of the Nasdaq Global Market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WETOUCH TECHNOLOGY INC.

Date: September 16, 2025	By:	/s/ Zongyi Lian
	Name:	Zongyi Lian
	Title:	President and Chief Executive officer (Principal Executive Officer)

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